                                AMENDMENT NO. 12
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS


         This Amendment No. 12 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (this "Amendment") amends, effective as of July 18, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Trust desires to amend the Agreement to reflect the merger of AIM Libra Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 18, 2005.




                                    By:      /s/ Robert H. Graham
                                         ---------------------------------------
                                    Name:    Robert H. Graham
                                    Title:   President

                                AMENDMENT NO. 12
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                             OF AIM INVESTMENT FUNDS


                                   "SCHEDULE A

                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
--------------------------------                   -----------------------------
AIM Developing Markets Fund                        Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Institutional Class Shares

AIM Global Health Care Fund                        Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Investor Class Shares
                                                   Institutional Class Shares

AIM Trimark Endeavor Fund                          Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares

AIM Trimark Fund                                   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares

AIM Trimark Small Companies Fund                   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Institutional Class Shares"
